JOINDER TO LOCK UP AND VOTING AGREEMENT

THIS JOINDER to the LOCK UP AND VOTING AGREEMENT dated November 2, 2008 (the "Voting Agreement") is by and between NEOSTEM, INC., a Delaware corporation (the "Parent"), CHINA BIOPHARMACEUTICALS HOLDINGS, INC., a Delaware corporation (the "Company"), and the individuals or entities listed on Schedule A annexed thereto (collectively, the "Stockholders" and each individually is a "Stockholder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Voting Agreement.

WHEREAS, on or before the date hereof, the undersigned has acquired Shares; and

WHEREAS, consistent with the desire of the Parent, Company and Stockholders, the undersigned desires to achieve the consummation of the transactions contemplated by that certain Agreement and Plan of Merger dated as of November 2, 2008 by and among the Company, Parent and CBH Acquisition LLC (as amended from time to time, including Amendment No. 1 thereto, the "Merger Agreement") and is therefore willing to agree to enter into the Voting Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1. Agreement to be Bound. The undersigned hereby (i) acknowledges that it has received and reviewed a complete copy of the Voting Agreement and (ii) agrees that upon execution of this Joinder, it shall become a party to the Voting Agreement, as amended from time to time, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Voting Agreement as though an original party thereto and shall be included within the term "Stockholder". The undersigned further confirms that the covenants, representations and warranties contained in Section 4 of the Voting Agreement are true and correct as to the undersigned as of the date hereof. The undersigned is the sole record and Beneficial Owner of the number of Shares set forth on Schedule A hereto.

2. Irrevocable Proxy. The undersigned hereby constitutes and appoints the Chief Executive Officer, President, Chief Financial Officer and General Counsel of the Parent, with full power of substitution, as the proxies of the party with respect to all of the matters set forth in the Voting Agreement and Section 3 below, and hereby authorizes each of them to represent and to vote all of the undersigned's Shares in favor of the matters set forth in the Voting Agreement and Section 3 below. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Parent and the parties in connection with the transactions contemplated by this Voting Agreement and the Merger Agreement and, as such, is coupled with an interest and shall be irrevocable unless and until this Voting Agreement terminates or expires pursuant to Section 9 thereof. The undersigned hereto hereby revokes any and all previous proxies with respect to the Shares and shall not hereafter, unless and until this Voting Agreement terminates or expires pursuant to

Section 9 thereof, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Voting Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

3. Voting of Shares. The undersigned hereby agrees that, during the period commencing on the date hereof and continuing until the Termination Date, contemporaneously with any meeting of the holders of the Shares, however called, or in connection with any written consent of the holders of the Shares, the Stockholder shall cause the Shares held of record or Beneficially Owned by the Stockholder, whether now owned or hereafter acquired, to be voted in favor of, or to consent in writing to, any proposal set forth in Parent's forthcoming Proxy Statement and/or Registration Statement on Form S-4, and any actions required in furtherance thereof, including, but not limited to, those matter set forth in Section 3 of the Voting Agreement.

4. Governing Law. This Joinder will be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

5. Submission to Jurisdiction. Each party to this Joinder irrevocably consents and agrees that any legal action or proceeding with respect to this Joinder and any action for enforcement of any judgment in respect thereof will be brought in the state or federal courts located within the jurisdiction of the United States District Court for the Southern District of New York, and, by execution and delivery of this Amendment, each party to this Joinder hereby irrevocably submits to and accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof. Each party to this Joinder further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof in the manner set forth in Voting Agreement. Each party to this Joinder hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Joinder brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Section 5 shall be deemed to constitute a submission to jurisdiction, consent or waiver with respect to any matter not specifically referred to herein.

6. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

7. Counterparts. This Agreement may be executed in counterparts each of which, taken together, shall constitute one and the same original.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of June 29, 2009.

Fullbright Finance Limited

By:____________________________
Name: Mingsheng Shi
Title:

Address For Notice:

____
____
____
Facsimile No.:________________________

Erye Economy and Trading Co. Ltd.

By:____________________________
Name: Mingsheng Shi
Title: Chairman of the Board

Address For Notice:

____
____
____
Facsimile No.:________________________

RimAsia Capital Partners, L.P.

By: Eric Wei
Name: Eric Wei
Title: Eric H.C. Wei, Director
RimAsia Capital Partners GP, Ltd.
As General Partner of
RimAsia Capital Partners, LP

Address For Notice:

____
____

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of June 21, 2009.

Fullbright Finance Limited

By: [signature]
Name: Mingsheng Shi
Title:

Address For Notice:

No. 859 Pan Xu Rd.
Suzhou City, Jiangsu
China 215002

Facsimile No.: 86-512-68202801

Erye Economy and Trading Co. Ltd.

By: [signature]
Name: Mingsheng Shi
Title: Chairman of the Board

Address For Notice:

No. 859 Pan Xu Rd.
Suzhou City, Jiangsu
China 215002

Facsimile No.: 86-512-68202801

RimAsia Capital Partners, L.P.

By:
Name: Eric Wei
Title: Eric H.C. Wei, Director
RimAsia Capital Partners GP, Ltd.
As General Partner of
RimAsia Capital Partners, LP

Address For Notice:

Schedule A

	Common Stock
Fullbright Finance Limited	400,000
RimAsia Capital Partners, L.P.	1,000,000*
Suzhou Erye Economy and Trading Co. Ltd.	____

*Would include an additional 400,000 shares to the extent there is any default on the loan with respect to the 400,000 shares held by Fullbright

JOINDER TO LOCK UP AND VOTING AGREEMENT

THIS JOINDER to the LOCK UP AND VOTING AGREEMENT dated November 2, 2008 (the "Voting Agreement"), by and between NEOSTEM, INC., a Delaware corporation (the "Parent"), CHINA BIOPHARMACEUTICS HOLDINGS, INC., a Delaware corporation (the "Company"), and the individuals and entities listed on Schedule A annexed thereto (collectively, the "Stockholders" and each individually is a "Stockholder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Voting Agreement.

WHEREAS, on or before the date hereof, the undersigned has acquired Shares; and

WHEREAS, consistent with the desire of the Parent, Company and Stockholders, the undersigned desires to achieve the consummation of the transactions contemplated by that certain Agreement and Plan of Merger dated as of November 2, 2008 by and among the Company, Parent and CBH Acquisition LLC (as amended from time to time, including Amendment No. 1 thereto, the "Merger Agreement") and is therefore willing to agree to enter into the Voting Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1. Agreement to be Bound. The undersigned hereby (i) acknowledges that it has received and reviewed a complete copy of the Voting Agreement and (ii) agrees that upon execution of this Joinder, it shall become a party to the Voting Agreement, as amended from time to time, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Voting Agreement as though an original party thereto and shall be included within the term "Stockholder". The undersigned further confirms that the covenants, representations and warranties contained in Section 4 of the Voting Agreement are true and correct as to the undersigned as of the date hereof. The undersigned is the sole record and Beneficial Owner of the number of Shares set forth on Schedule A hereto.

2. Irrevocable Proxy. The undersigned hereby constitutes and appoints the Chief Executive Officer, President, Chief Financial Officer and General Counsel of the Parent, with full power of substitution, as the proxies of the party with respect to all of the matters set forth in the Voting Agreement, and hereby authorizes each of them to represent and to vote all of the undersigned's Shares in favor of the matters set forth in the Voting Agreement. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Parent and the parties in connection with the transactions contemplated by this Voting Agreement and the Merger Agreement and, as such, is coupled with an interest and shall be irrevocable unless and until this Voting Agreement terminates or expires pursuant to Section 9 thereof. The undersigned hereto hereby revokes any and all previous proxies with respect to the Shares and shall not hereafter, unless and until this Voting Agreement terminates or expires pursuant to Section 9 thereof, purport to grant any other proxy or power of

attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Voting Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

3. Governing Law. This Joinder will be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

4. Submission to Jurisdiction. Each party to this Joinder irrevocably consents and agrees that any legal action or proceeding with respect to this Joinder and any action for enforcement of any judgment in respect thereof will be brought in the state or federal courts located within the jurisdiction of the United States District Court for the Southern District of New York, and, by execution and delivery of this Amendment, each party to this Joinder hereby irrevocably submits to and accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof. Each party to this Joinder further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof in the manner set forth in Voting Agreement. Each party to this Joinder hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Joinder brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Section 4 shall be deemed to constitute a submission to jurisdiction, consent or waiver with respect to any matter not specifically referred to herein.

5. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

6. Counterparts. This Agreement may be executed in counterparts each of which, taken together, shall constitute one and the same original.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of June ____, 2009.

Highachieve Holdings Limited

By: ________________________

Name: JIN JingBO

Title:

Address For Notice:

中国苏州市吴中区嘉宝花园3期240幢504室

邮编：215000

Suite 240-504, No.3 Area of Jia Bao Hua Yuan,

Wu Zhong District, Suzhou City, Jiangsu, China 215

Facsimile No.:

Purewealth Finance Limited

By: ________________________

Name: SHEN Li Qun

Title:

Address For Notice:

中国苏州市东港新村12组团172幢301室,

邮编：215000

Suite 172-301, No.12 Zu Tuan of Dong Gang Xin Cun,

Suzhou City, Jiangsu, ~~215~~ China 215000

Facsimile No.:

Future View Finance Limited

By: ________________________

Name: SHAO LuWei

Title:

Address For Notice:

中国苏州市孔付寺巷7号3幢103室

邮编 215006

Suite 3-103, No.7 Kong Fu Si Xiang,

Suzhou City, Jiangsu, China 215006

Facsimile No.:

Schedule A

	Common Stock	Series A Preferred Stock	Series B Preferred Stock	Warrants
Highachieve Holdings Limited	770,000			
Purewealth Finance Limited	1,430,000			
Future View Finance Limited	1,100,000			